UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2009

Commission File No. 0-9989

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

Canada	0-9989	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2838 Bovaird Drive West
Brampton, Ontario, L7A 0H2, Canada
      (Address of Principal Executive Offices)

(905) 455-1990
  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Addendum to Employment Agreement

On October 1st, 2001, SunOpta, Inc. (the “Company”) and Jeremy N. Kendall (the “Employee”) executed an Employment Agreement. The Employment Agreement was filed with the Securities and Exchange Commission on July 2, 2003 as Exhibit 10L to Amendment No. 3 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2002, and is incorporated herein by reference.

On June 9, 2009, the Company and the Employee executed an Addendum to the Employment Agreement whereby a change of control provision was added to the Employment Agreement. The change of control provision reads as follows:

“In the event of a change of Change of Control of the Company (defined “Change of Control”) defined as a transaction or series of transactions whereby directly or indirectly:

any person or combination of persons obtains a sufficient number of securities of the Company to affect materially the control of the Company; for the purposes of this Agreement, a person or combination of persons holding shares or other securities in excess of the number which, directly or following conversion thereof, would entitle the holders thereof to cast (50%) or more of the votes attaching to all shares of the Company which may be cast to elect directors of the Company, shall be deemed to be in a position to affect materially the control of the Company; or

the Company consolidates or merges with or into, amalgamates with, or enters into a statutory arrangement with, any other person (other than a subsidiary of the Company) or any other person (other than a subsidiary of the Company) consolidates or merges with or into, or amalgamates with or enter into a statutory arrangement with, the Company, and, in connection therewith, all or part of the outstanding voting shares shall be changed in any way, reclassified or converted into, exchanged or otherwise acquired for shares or other securities of the Company or any other person or for cash of any other property;

In the event of “Change of Control” as defined above, followed by either the termination of the Employee’s employment, or a substantial diminution of the Employee’s duties:

All unvested options of the Employee shall immediately vest; and

Payment of the remainder of this Agreement to February 26, 2020 shall be in the form of a lump sum payment, an amount which shall be equal to the sum of (i) the regularly scheduled payments under the Agreement for the two year period after closing, and (ii) the present value of the remaining payments scheduled under the Agreement discounted at 7% per annum. Such lump sum payment shall be due and payable on closing.”

This provision was recommended by our Compensation Committee and approved by our Board of Directors.

The Addendum to the Employment Agreement is filed with this Form 8-K Report as Exhibit 10.1.

ITEM 5.02.

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS.

The information set forth under Item 1.01 above with respect to the Addendum to the Employment Agreement is incorporated into this section by reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit No.	Description

10.1	Addendum dated June 9, 2009 to Employment Agreement between SunOpta Inc. and Jeremy N. Kendall dated 1st day of October, 2001.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOPTA INC.

By	/s/ Benjamin Chhiba

Benjamin Chhiba
Vice President, General Counsel and Secretary

Date:	June 12, 2009